                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2001





                           KAISER GROUP HOLDINGS, INC.
             (successor issuer to Kaiser Group International, Inc.) (Exact name of registrant as specified in its charter)


   Delaware                  File No. 1-12248                    54-2014870
(State or other              (Commission File                  (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)



                                9302 Lee Highway
                          Fairfax, Virginia 22031-1207
          (Address of principal executive offices, including zip code)


                                  703-934-3600
              (Registrant's telephone number, including area code)


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Item 5.   Other Events and Resolution FD Disclosure
          -----------------------------------------

Kaiser Group Holdings, Inc. has entered into an alliance with Tyco Infrastructure Services (formerly Earth Tech) to pursue targeted project opportunities with Federal, state and other agencies. These opportunities are expected to focus on projects in which the experience and qualifications of Kaiser-Hill Company, LLC would be beneficial. Kaiser-Hill is a joint venture 50% owned by Kaiser Group that performs the contract for the clean-up and closure of the Department of Energy's Rocky Flats Environmental Technology Site, a federal facility near Denver, Colorado that is scheduled for closure at the end of 2006. Each party will contribute to efforts to develop business for the alliance.

Exhibits:
--------

None


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KAISER GROUP HOLDINGS, INC.
                                                       (Registrant)


                                           /s/ John T. Grigsby, Jr.
                                           -------------------------------------
                                           John T. Grigsby, Jr.
                                           President and Chief Executive Officer


Date: January 23, 2002

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